                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2001



                              Escalon Medical Corp.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania                                 0-20127                      33-0272839
---------------------------------       ------------------------------------       --------------
(State or other jurisdiction                  (Commission File Number)             (IRS Employer
 of incorporation)                                                               Identification No.)


351 East Conestoga Road, Wayne, Pennsylvania                                           19087
--------------------------------------------                                      ----------------
(Address of principal executive offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (610) 688-6830



                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On November 7, 2001, Escalon Medical Corp. ("Escalon Delaware"), a
Delaware corporation, merged with and into one of its wholly owned subsidiaries, Escalon Medical Corp. (the "Registrant") (formerly called Escalon Pennsylvania,
Inc.), a Pennsylvania corporation, for the purpose of reincorporating the Registrant in the Commonwealth of Pennsylvania (the "Merger") pursuant to an Agreement and Plan of Merger dated as of September 28, 2001 (the "Merger
Agreement") between Escalon Delaware and the Registrant. Pursuant to the Merger
Agreement, the separate corporate existence of Escalon Delaware ceased and the Registrant is the surviving corporation of the Merger.

         The Registrant succeeded to all of the assets, rights and properties of Escalon Delaware and assumed all of the debts, liabilities and obligations of Escalon Delaware. Each share of Common Stock of Escalon Delaware, $.001 par value, issued and outstanding immediately prior to the effective date of the Merger was automatically converted into one share of Common Stock, $.001 par value, of the Registrant. Each outstanding certificate representing issued and outstanding shares of Common Stock of Escalon Delaware immediately prior to the effective date of the Merger was deemed to represent the number of shares of Common Stock of the Registrant into which the shares of Escalon Delaware Common
Stock were converted in the Merger. The Registrant has assumed and will continue the stock option plans and all other employee benefit plans of Escalon Delaware.
Accordingly, each outstanding and unexercised option to purchase Escalon
Delaware Common Stock automatically became an option to purchase the same number of shares of Common Stock of the Registrant on the same terms and conditions and at an exercise price per share equal to the respective exercise price per share applicable to the Escalon Delaware option prior to the Merger.

         The directors and officers of the Registrant immediately prior to the effective date of the Merger continued to serve as the directors and officers of the Registrant after the Merger. The Articles of Incorporation and Bylaws of the Registrant as in effect immediately prior to the effective date of the Merger continued in effect after the Merger, except that the name of the Registrant was changed to Escalon Medical Corp.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

   (a)        Not applicable.

   (b)        Not applicable.

   (c)        Exhibits.

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
              Exhibit No.                   Document
              -----------                   --------
                  2.1               Agreement and Plan of Merger between Escalon
                                    Medical Corp. and Escalon Pennsylvania, Inc.
                                    (incorporated by reference to Appendix B of
                                    the definitive proxy materials relating to
                                    the 2001 Annual Meeting of Stockholders of
                                    Escalon Delaware, as filed
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                                        2
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                                    with the Securities and Exchange Commission
                                    (the "Commission") on October 1, 2001 (the
                                    "Proxy Statement").

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
              Exhibit No.                   Document
              -----------                   --------
                  3.1               Articles of Incorporation of the Registrant
                                    (incorporated by reference to Appendix C of
                                    the Proxy Statement).

                  3.2               Bylaws of the Registrant (incorporated by
                                    reference to Appendix D of the Proxy
                                    Statement).
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                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESCALON MEDICAL CORP.



Date: November 7, 2001                  By:
                                           -------------------------------------
                                            Richard J. DePiano
                                            Chairman and Chief Executive Officer


                                       4
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                                  EXHIBIT INDEX

              Exhibit No.                   Document
              -----------                   --------
                  2.1               Agreement and Plan of Merger between Escalon
                                    Medical Corp. and Escalon Pennsylvania, Inc.
                                    (incorporated by reference to Appendix B of
                                    the definitive proxy materials relating to
                                    the 2001 Annual Meeting of Stockholders of
                                    Escalon Delaware, as filed with the
                                    Securities and Exchange Commission (the
                                    "Commission") on October 1, 2001 (the "Proxy
                                    Statement").

                  3.1               Articles of Incorporation of the Registrant
                                    (incorporated by reference to Appendix C of the Proxy Statement).

                  3.2 Bylaws of the Registrant (incorporated by reference to Appendix D of the Proxy
                                    Statement).
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